CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (date of earliest event reported:  April 4, 2002
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                           GTECH Holdings Corporation
                           --------------------------
             (Exact name of registrant as specified in its charter)


                                    DELAWARE
                                    --------
                 (State or other jurisdiction of incorporation)


          1-11250                                05-0451021
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   (Commission file number)          (IRS Employer Identification Number)


              55 Technology Way, West Greenwich, Rhode Island 02817
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               (Address of principal executive offices) (Zip Code)


        Registrant's telephone number, including area code: 401-392-1000
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Item 9.   Regulation FD Disclosure.
          ------------------------

          This Report incorporates by reference the press release issued by GTECH on April 4, 2002 which is attached as Exhibit 99(a) hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, GTECH Holdings Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   GTECH HOLDINGS CORPORATION


                                   By: /s/ Marc A. Crisafulli
                                     -------------------------------------------
                                      Marc A. Crisafulli
                                      Senior Vice President and General Counsel


Dated:  April 4, 2002


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                                  Exhibit Index


    Exhibit Number                             Description
    --------------                             -----------

    Exhibit 99(a)                              Press Release dated April 4, 2002